John Hancock
California Tax-Free Income Fund

SUMMARY PROSPECTUS 10–1–12 (as revised 12-14-12)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-800-225-5291 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 10-1-12, as supplemented, and most recent financial highlights information included in the shareholder report, dated 5-31-12, are incorporated by reference into this Summary Prospectus.

 Class A: TACAX            Class B: TSCAX            Class C: TCCAX

Investment objective

To seek a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 13 to 15 of the prospectus under “Sales charge reductions and waivers” or pages 53 to 57 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A		Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50		—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more	)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B		Class C

Management fee	0.55	0.55		0.55

Distribution and service (12b-1) fees	0.15	0.90	[1]	0.90	[1]

Other expenses	0.16	0.16		0.16

Total annual fund operating expenses	0.86	1.61		1.61

1	The fund’s distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class B and Class C shares. The current waiver agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time. Excluding this waiver would result in Rule 12b-1 fees of 1.00% for Class B and 1.00% for Class C shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	534	534	664	164	264	164

3 Years	712	712	829	529	529	529

5 Years	905	905	1,119	919	919	919

10 Years	1,463	1,463	1,785	1,785	2,011	2,011

A Tax-Free Income Fund

 John Hancock California Tax-Free Income Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment grade when purchased, but the fund may invest up to 20% of its net assets in junk bonds rated BB by Standard & Poor’s Corporation (S&P) or Ba by Moody’s Investors Service, Inc. (Moody’s) or their unrated equivalents. Bonds that are rated at or below BB by S&P or Ba by Moody’s are considered junk bonds.

The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the subadviser determines a sale is in the fund’s best interest. The fund is non-diversified and may invest more than 5% of its net assets in securities of any given issuer. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities and debt indexes; and inverse floating rate securities, in each case, for the purposes of reducing risk and/or enhancing investment returns.

The subadviser looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends and the relative attractiveness of different types of issuers. The subadviser uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The fund does not intend to use frequent trading as part of its strategy.

In general, the subadviser favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The subadviser also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted towards the fund’s 80% investment policy.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating rate securities Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating rate securities.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Municipal bond risk Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls. Revenue bond prices can decline if related projects become unprofitable.

The fund may hold bonds that are insured as to principal and interest payments. Because the value of an insured municipal bond depends in part on the claims-paying ability of the insurer, the fund would be subject to the risk that the insurer may be unable to pay claims filed pursuant to the coverage. The fund may hold several investments covered by one insurer, which would increase the fund’s exposure to the claims-paying ability of that insurer. In addition, insurance does not guarantee the market value of the insured obligation.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Sector investing risk Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

State-specific risk Because the fund invests mainly in bonds from a single state, its performance is affected by local, state and regional factors. These factors may include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state’s municipal issuers. Historically, California’s economy has been more volatile than that of the nation as a whole. The state’s economy is relatively diverse, with key drivers being international trade, technology production, tourism, finance, defense and construction.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance, or by calling 1-800-225-5291, Monday–Thursday between 8:00 a.m. and 7:00 p.m. and on Fridays between 8:00 a.m. and 6:00 p.m., Eastern Time.

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Barclays California Municipal Bond Index is an unmanaged index composed of California investment grade municipal bonds.

Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

Calendar year total returns — Class A (%)

 John Hancock California Tax-Free Income Fund

Year-to-date total return The fund’s total return for the six months ended June 30, 2012 was 6.13%.

Best quarter: Q3 ’09, 11.25%

Worst quarter: Q4 ’08, -7.20%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-11

Class A before tax	6.97	3.11	4.10

After tax on distributions	6.97	3.10	4.09

After tax on distributions, with sale	6.18	3.28	4.15

Class B before tax	6.15	2.86	3.88

Class C before tax	10.15	3.20	3.70

Barclays California Municipal Bond Index*	11.20	6.28	5.53

Barclays Municipal Bond Index*	10.70	5.22	5.38

*	Prior to December 14, 2012, the fund compared its performance solely to the Barclays Municipal Bond Index. After this date, the fund added the Barclays California Municipal Bond Index as the primary benchmark index and retained the Barclays Municipal Bond Index as the secondary benchmark index to which the fund compares its performance to better reflect the universe of investment opportunities based on the fund’s investment strategy.

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Frank A. Lucibella, CFA Portfolio manager Served on fund team from 1988–2002 and rejoined in 2005	Dianne M. Sales, CFA Portfolio manager Joined fund team in 1995

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, Class B and Class C shares of the fund is $2,500, except for Coverdell ESAs, which is $2,000, and for group investments, which is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may, however, be subject to federal income tax. The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as “exempt-interest dividends.” A portion of the fund’s exempt-interest dividends is also expected to be exempt from California personal income taxation when received by individual shareholders of the fund who are subject to California personal income taxation.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2012 John Hancock Funds, LLC    530SP 10-1-12 (as revised 12-14-12)    SEC file number: 811-05979